                                                                               .
                                                                               .
                                                                               .
                                                                      EXHIBIT 37

                                 TOTAL BALANCE       TOTAL BALANCE
ORIGINATOR                          AMOUNT                 %
----------                    -----------------      -------------
Wilmington Finance, Inc.        $550,371,262.33           35.05%
MILA, Inc.                       286,694,988.25            18.26
MortgageIT, Inc.                 267,711,726.27            17.05
Other                            465,497,046.18            29.64
TOTAL:                        $1,570,275,023.03          100.00%